Exhibit 99.1
Liberty Global and Google Cloud Announce Five-Year Strategic
AI Partnership

Agreement will bring power of Gemini and other Google products into millions of customers’ homes

Google Cloud’s expertise and optimized use of infrastructure to help enhance network reliability, security, and operational efficiencies

Collaboration to unlock new revenue growth through B2B and smart home solutions and data monetization opportunities

Builds on Google Cloud's partnership with Formula E to accelerate innovation across the racing series

DENVER, Colorado and SUNNYVALE, California - Feb. 3, 2026 — Liberty Global (NASDAQ: LBTYA, LBTYB, and LBTYK) and Google Cloud today announced a five-year strategic partnership that will accelerate Liberty Global’s digital transformation and embed AI at scale throughout its European operations.

Under the new partnership, Liberty Global customers stand to benefit directly from new services, devices, and TV experiences built with Google’s Gemini models. With approximately 80 million connections across its European telecoms operations*, Liberty Global will collaborate with Google Cloud on AI-first initiatives to boost its network scalability, security, data sovereignty, and cost efficiencies. The two companies will also explore opportunities to run Google Cloud services within Liberty Global´s data centers to serve excess customer demand.

The collaboration also consolidates and significantly expands existing work between the two companies, including businesses from Liberty’s Growth and Services portfolios such as Atlas Edge, Formula E, and Liberty Blume. For example, Formula E recently announced that Google Cloud is now “Principal Partner” and “Official AI Partner” of the ABB FIA Formula E World Championship, underscoring its deepening commitment to Formula E and accelerating innovation across the series.

The partnership focuses on three strategic priorities:

●AI-driven customer value: The collaboration combines the power of Google Cloud’s AI technologies with Liberty Global’s end customers via its trusted consumer-facing core brands—Virgin Media O2 in the UK, Telenet in Belgium, VodafoneZiggo in The Netherlands and Virgin Media in Ireland – as well as Sunrise in Switzerland. Gemini models are being integrated into Liberty Global’s Horizon TV platform, making content search and discovery smarter and more conversational, and will extend into care channels to improve responsiveness and first-contact resolution. The parties will also explore opportunities for Liberty Global to offer Google products and services, such as Pixel phones and watches, smart home devices and Google Home Premium, Chromebooks, and YouTube Premium for its customers, with Liberty Global’s operating companies expected to launch their own smart home offerings over time.
●Cloud optimization: Liberty Global and Google Cloud will work together on AI-first programs to improve telecom system and network scalability, security, and data sovereignty and drive cost efficiencies. Liberty Global will work with Google Cloud to accelerate the development of autonomous network operations – proactively detecting performance issues, executing corrective actions and reducing manual interventions – to improve customer service quality and reliability. The parties will also explore opportunities to optimize use of capacity across Liberty Global’s network and identify potential opportunities to unlock additional data center capacity for Google Cloud, including through Liberty Global’s Atlas Edge joint venture.
●New growth opportunities: The two parties will collaborate to unlock growth opportunities in the SME market, with Liberty Global working with Google Cloud on go-to-market initiatives to drive sales of Google, third-party, and its own solutions for SMEs, including a portfolio of offerings in cloud, cybersecurity, and AI services. Liberty Global will also explore potential data monetization initiatives to unlock the value of its telco data, whilst prioritizing security and data privacy. Additional areas of potential collaboration include Formula E brand activations and Liberty Blume’s digitization solutions, all designed to create differentiated value and new revenue streams.

Mike Fries, CEO of Liberty Global, said: “Our expanded partnership with Google Cloud represents a significant milestone for Liberty Global as we continue to innovate and enhance the experiences we offer our customers and drive substantial value creation for all our stakeholders. By harnessing the power of AI and cloud technology, we are not only modernizing our infrastructure but also creating new revenue opportunities and products that will benefit millions of consumers across our operating companies.”

President of Google Cloud EMEA, Tara Brady, said: "We are deepening our partnership with Liberty Global to deliver transformative solutions that enhance customer experience and drive operational excellence. Our goal is simple: to use technology to cut through complexity and bring value to our customers and partners.”

*Represents aggregate consolidated and 50%-owned non-consolidated fixed and mobile subscribers, including those of UPC Slovakia. Includes wholesale mobile connections of the VMO2 JV and B2B fixed subscribers of the VodafoneZiggo JV.

About Google Cloud
Google Cloud is the new way to the cloud, providing AI, infrastructure, developer, data, security, and collaboration tools built for today and tomorrow. Google Cloud offers a powerful, fully integrated and optimized AI stack with its own planet-scale infrastructure, custom-built chips, generative AI models and development platform, as well as AI-powered applications, to help organizations transform. Customers in more than 200 countries and territories turn to Google Cloud as their trusted technology partner.
About Liberty Global

Liberty Global Ltd. (Nasdaq: LBTYA, LBTYB, LBTYK) delivers long-term shareholder value through the strategic management of three complementary platforms: Liberty Telecom, Liberty Growth, and Liberty Services.
Liberty Telecom is a world leader in converged broadband, video, and mobile communications, providing approximately 80 million fixed and mobile connections across Europe through advanced fiber and 5G networks that empower customers and strengthen national economies. The business generates aggregate revenue of approximately $21.6 billion, including $18 billion from non-consolidated joint ventures and $3.6 billion from consolidated operations.

Liberty Growth invests in scalable businesses across the technology, media, sports, and infrastructure sectors, with a portfolio of roughly 70 companies valued at $3.4 billion.+

Liberty Services delivers innovative technology, operational, and financial services to both Liberty affiliated companies and third parties, generating approximately $600 million in annual revenue.++

Together, these platforms position Liberty Global as a leading international converged connectivity and investment company focused on creating sustainable, long-term value for shareholders.

+ As independently valued as of September 30, 2025.
++ Represents full year 2024 revenue of Liberty Services, substantially all of which is derived from our consolidated businesses and non-consolidated joint ventures.

For more information, please visit www.libertyglobal.com

FORWARD LOOKING STATEMENT

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding expectations with respect to Liberty Global’s or Google’s business, senior leadership team, strategy and operations as well as statements identified by words such as “estimates,” “expects,” “anticipates,” “believes,” “plans,” “intends,” “will,” and similar expressions. These forward-looking statements are not promises nor guarantees of future results, are based on Liberty Global’s and Google’s current expectations only and are subject to various risks and uncertainties, including those described in Liberty Global’s or Google's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as updated in such companies’ other filings with the U.S. Securities and Exchange Commission from time to time. Actual results may differ materially from those anticipated in these statements due to several factors, including those referenced in Liberty Global’s or Google’s filings with the U.S. Securities and Exchange Commission.

Contacts

Google: press@google.com
Liberty Global: mediarelations@libertyglobal.com